UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☑
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12

W. R. Grace & Co.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

A Letter from Co-CEOs of Standard Industries Holdings to Employees of W. R. Grace & Co. Sent on May 13, 2021

To:	All Grace Employees
From:	Hudson La Force
Subject:	A message from David Millstone and David Winter, co-CEOs of Standard Industries Holdings

To the global Grace team:

We wanted to take the opportunity to introduce ourselves and let you know how excited we are to welcome you to the Standard family. As long-standing shareholders of Grace, we have admired the company’s storied history and legacy of innovation for many years. Our conviction to acquire Grace is based not only on the company’s market-leading positions but also—and more importantly—on its potential to grow and thrive with continued investment in the business away from the sometimes arbitrary pressures of the public markets.

We hope that you’ll feel welcome and at home at Standard Industries. We recognize that Grace’s achievements are in every way the product of its incredible team, and we look forward to meeting you and immersing ourselves in the culture that drives the company’s success. Everything the two of us have done right together during the course of our nearly twenty-year partnership has been a function of people and our passion for supporting and sustaining great teams. And we know that every success we will have with you at Grace will start from the same place.

With any change in ownership comes uncertainty. We know that some of you may be concerned that there will be significant integration and layoffs, and we want to assure you that this will not be the case. Each of Standard’s businesses operates independently, with its own organizational structure and roster of talent.

At Standard, we are builders of companies. We take pride in investing in our businesses to fuel their growth and drive innovation. Specifically, we invest in infrastructure, world-class technology and people to accelerate strategic growth, and we will do the same for Grace. In the coming weeks, we will share more about who we are and what it means to be a part of Standard, which includes GAF, BMI, Siplast, GAF Energy, Schiedel, and SGI and our related investment platforms 40 North and Winter Properties.

We will be working closely with Hudson and your leadership team in anticipation of the expected close of the transaction later this year. Our intention is to make this as seamless and supportive a transition as possible, marked by continuity, open communication and a commitment to preserving Grace’s identity and culture.

In this spirit, we very much look forward to introducing ourselves to you, learning more about the great work you are doing and answering your questions at the Town Hall meeting on May 17. In the meantime, on behalf of all of our employees around the world, we look forward to officially welcoming you to Standard Industries.

All our best,
David and David

/s/ David Winter	/s/ David Millstone

David Winter	David Millstone
Co-Chief Executive Officer	Co-Chief Executive Officer

Additional Information and Where to Find It

This communication relates to the proposed transaction involving W. R. Grace & Co. (“Grace” or the “Company”).  In connection with the proposed transaction, Grace will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Grace’s proxy statement on Schedule 14A (the “Proxy Statement”).  This communication is not a substitute for the Proxy Statement or any other document that Grace may file with the SEC or send to its stockholders in connection with the proposed transaction.  BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF GRACE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, and Grace’s website, www.grace.com.  In addition, the documents (when available) may be obtained free of charge by accessing the Investor Relations section of Grace’s website at investor.grace.com or by contacting Grace’s Investor Relations by email at investor.relations@grace.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Grace common stock in respect of the proposed transaction.  Information about the directors and executive officers of Grace is set forth in the proxy statement for Grace’s 2020 annual meeting of stockholders, which was filed with the SEC on March 31, 2020, in Grace’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 26, 2021, as amended by Amendment No. 1 on Form 10-K/A, which was filed with the SEC on April 30, 2021, and in other documents filed by Grace with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

Certain statements contained in this communication may contain forward-looking statements, that is, information related to future, not past, events.  Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions.  Forward-looking statements include, without limitation, statements regarding:  financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; impact of COVID-19 on Grace’s business; competitive positions; growth opportunities for existing products; benefits from new technology; benefits from cost reduction initiatives; succession planning; markets for securities; the anticipated timing of closing of the proposed transaction and the potential benefits of the proposed transaction.  For these statements, Grace claims the protections of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Grace is subject to risks and uncertainties that could cause actual results or events to differ materially from its projections or that could cause forward-looking statements to prove incorrect.   Factors that could cause actual results or events to differ materially from those contained in the forward-looking statements include, without limitation:  risks related to foreign operations, especially in areas of active conflicts and in emerging regions; the costs and availability of raw materials, energy, and transportation; the effectiveness of Grace’s research and development and growth investments; acquisitions and divestitures of assets and businesses; developments affecting Grace’s outstanding indebtedness; developments affecting Grace’s pension obligations; legacy matters (including product, environmental, and other legacy liabilities) relating to past activities of Grace; its legal and environmental proceedings; environmental compliance costs (including existing and potential laws and regulations pertaining to climate change); the inability to establish or maintain certain business relationships; the inability to hire or retain key personnel; natural disasters such as storms and floods; fires and force majeure events; the economics of our customers’ industries, including the petroleum refining, petrochemicals, and plastics industries, and shifting consumer preferences; public health and safety concerns, including pandemics and quarantines; changes in tax laws and regulations; international trade disputes, tariffs, and sanctions; the potential effects of cyberattacks; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between Grace and Standard Industries Holdings Inc.’s affiliates; the failure to obtain Grace stockholder approval of the transaction or the failure to satisfy any of the other conditions to the completion of the transaction; risks relating to the financing required to complete the transaction; the effect of the announcement of the transaction on the ability of Grace to retain and hire key personnel and maintain relationships with its customers, vendors and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the ability to meet expectations regarding the timing and completion of the transaction; significant transaction costs, fees, expenses and charges; the risk of litigation and/or regulatory actions related to the transaction; the effects of the transaction on the previously announced Fine Chemistry Services business acquisition, which is pending as of the date of this filing, and the integration thereof; other business effects, including the effects of industry, market, economic, political, regulatory or world health conditions (including new or ongoing effects of the COVID-19 pandemic), and other factors detailed in Grace’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2020 and Grace’s other filings with the SEC, which are available at http://www.sec.gov and on Grace’s website at www.grace.com. Our reported results should not be considered as an indication of our future performance.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Grace undertakes no obligation to release publicly any revisions to our projections and forward-looking statements, or to update them to reflect events or circumstances occurring after the dates those projections and statements are made.